UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGM Resorts International (the “Company”) held its annual meeting of shareholders on May 31, 2017 (the “Annual Meeting”), at which stockholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors

Director	Votes For	Votes Withheld
Robert H. Baldwin	491,711,063	4,765,622
William A. Bible	491,692,702	4,783,983
Mary Chris Gay	489,489,586	6,987,099
William W. Grounds	492,009,169	4,467,516
Alexis M. Herman	486,081,742	10,394,943
Roland Hernandez	436,996,013	59,480,672
John Kilroy	494,355,926	2,120,759
Rose McKinney-James	488,092,634	8,384,051
James J. Murren	480,434,943	16,041,742
Gregory M. Spierkel	491,771,005	4,705,680
Daniel J. Taylor	483,951,104	12,525,581

Broker Non-Votes: 34,749,776 for each of Mr. Baldwin, Mr. Bible, Ms. Gay, Mr. Grounds, Ms. Herman, Mr. Hernandez, Mr. Kilroy, Ms. McKinney-James, Mr. Murren, Mr. Spierkel and Mr. Taylor.

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the year ending December 31, 2017.

For	Against	Abstain
524,713,013	5,958,717	554,731

Broker Non-Votes: 0

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

For	Against	Abstain
436,642,097	59,217,306	617,282

Broker Non-Votes: 34,749,776

The foregoing Proposal 3 was approved.

Proposal 4: To approve, on an advisory basis, one year as the frequency with which the Company conducts advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
471,210,965	571,393	24,078,217	616,110

Broker Non-Votes: 34,749,776

The foregoing Proposal 4 was approved. The Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International

Date: June 5, 2017	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III
Title: Chief Corporate Counsel and Assistant Secretary